UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report October 29, 2018

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operation and Financial Condition

On October 29, 2018 the registrant provided an overview of the Company’s unaudited financial results for the third quarter ended September 30, 2018. The Company’s unaudited financial statements, Management’s Discussion and Analysis together with other important disclosures can be found in the Company’s Quarterly Report on Form 10-Q, filed on October 29, 2018 with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

Summary of Q3 2018 Financial Results

We reported a net loss of $2.1 million or $0.02 per share for the three-month period ended September 30, 2018. The loss is comprised of $1.9 million of operating expenses, a $0.3 mark-to-market loss on our investment in Midas Gold Corp., offset by other income of $0.1 million.

Our working capital at September 30, 2018 totaled approximately $15.0 million, including cash and short-term investments (comprised of government securities) of approximately $10.2 million. The Company currently has no debt.

Mt Todd Update

During the quarter, we completed grinding and leaching tests indicating that gold recoveries exceeding 90% may be achieved for the Mt Todd gold project, depending on final grind size.  These tests of the second stage grinding circuit suggest that the Mt Todd ore can be ground to a finer final product size with lower power consumption than previously estimated.  Leaching the finer final product size material again confirmed higher recoveries at finer grind sizes. Based on these initial results, Vista has commenced additional testing to: (a) confirm results over a broad range of feed grades, (b) justify design changes and (c) support a possible update of the project economics.

Frederick H. Earnest, President and Chief Executive Officer, commented, “We are excited about the potential for the gold recovery improvements at Mt Todd, indicated by the test results announced this quarter. Based on those results we are now targeting a gold recovery greater than 90% as compared to 86.4% estimated in our January 2018 PFS. We believe these improved recoveries can be achieved without any increase in power consumption or capital costs. We estimate that each 1% improvement in gold recovery adds about 0.5% to Mt Todd’s after-tax IRR, and about $25 million to after-tax NPV5. To advance our testing of the second stage grinding circuit to feasibility level, we are conducting additional fine grinding tests on samples representing a variety of ore types from Mt Todd and covering a range of head grades. These grinding tests will be followed by leaching tests to determine expected recoveries for a range of ore grades at various finer grind sizes.  The tests will also provide further data regarding the power requirements and grinding media consumption. This is a continuation of our strategy to add value at a relatively low cost. While we believe that the Mt Todd project demonstrates significant value at today’s gold price, we are committed to achieving greater shareholder value that will accrue from our ongoing optimization work and improved market conditions.”

Technical Report on Mt Todd

For further information on the Mt Todd Gold Project, see the Technical Report entitled “NI 43-101 Technical Report Mt Todd Gold Project 50,000 tpd Preliminary Feasibility Study Northern Territory, Australia,” dated March 2, 2018 with an effective date of January 24, 2018, which is available on SEDAR as well as on Vista’s website under the Technical Reports section.

John Rozelle, Vista’s Sr. Vice President, a Qualified Person as defined by NI 43-101, has approved the information in this report.

Management Conference Call

A conference call with management to review our financial results for the third quarter ended September 30, 2018 and to discuss corporate and project activities is scheduled for

Wednesday, October 31, 2018 at 10:00 a.m. MDT.

Participant Toll Free: 844-898-8648

Participant International: 647-689-4225

Conference ID: 1557628

This call will also be web-cast and can be accessed at the following web location:

http://event.on24.com/r.htm?e=1862416&s=1&k=6E652879929B43149713ECBCB7228315

This call will be archived and available at www.vistagold.com after October 31, 2018. Audio replay will be available for 21 days by calling toll-free in North America: 855-859-2056, passcode 1557628.

If you are unable to access the audio or phone-in on the day of the conference call, please email questions to Connie Martinez, Manager – Investor Relations (email: connie@vistagold.com), and we will try to address these questions prior to or during the conference call.

All dollar amounts in this report are in U.S. dollars.

This report contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as our belief that we may achieve gold recoveries exceeding 90% for the Mt Todd gold project, depending on final grind size; our belief that the Mt Todd ore can be ground to a finer final product size with lower power consumption than previously estimated; our estimate that each 1% improvement in gold recovery adds about 0.5% to Mt Todd’s after-tax IRR, and about $25 million to after-tax NPV5; our plans to advance our testing of the second stage grinding circuit to feasibility level, followed by leaching tests to determine expected recoveries for a range of ore grades at various finer grind sizes; our expectation that these tests will also provide further data regarding the power requirements and grinding media consumption; our belief that the Mt Todd project demonstrates significant value at today’s gold price, and that greater shareholder value will accrue from our ongoing optimization work and improved market conditions; and our belief that Mt Todd is the largest undeveloped gold project in Australia are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this report include the following: no change to laws or regulations impacting mine development or mining activities, our approved business plans, mineral resource and reserve estimates and results of preliminary economic assessments, preliminary feasibility studies and feasibility studies on our projects, if any, our experience with regulators, our experience and knowledge of the Australian mining industry and positive changes to current economic conditions and the price of gold. When used in this report, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on March 6, 2018 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD

On October 29, 2018 the registrant provided an overview of the Company’s unaudited financial results for the third quarter ended September 30, 2018. The Company’s unaudited financial statements, Management’s Discussion and Analysis together with other important disclosures can be found in the Company’s Quarterly Report on Form 10-Q, filed on October 29, 2018 with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Exhibits

99.1	Press Release dated October 29, 2018*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

Dated: November 2, 2018	By: s/John F.Engele John F. Engele Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 29, 2018*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.